Exhibit 99.2
Employers Holdings, Inc.
First Quarter 2025
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Return on Equity

5	Combined Ratios

6	Roll-forward of Unpaid Losses and LAE

7	Consolidated Investment Portfolio

8	Book Value Per Share

9	Earnings Per Share

10	Non-GAAP Financial Measures

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended
	March 31,
	2025	2024	% change
Selected financial highlights:
Gross premiums written	$212.1	$210.9	1%
Net premiums written	210.3	209.1	1
Net premiums earned	183.0	184.9	(1)
Net investment income	32.1	26.8	20
Net income excluding LPT(1)	11.2	26.2	(57)
Adjusted net income(1)	21.3	17.2	24
Net Income before income taxes	15.9	35.3	(55)
Net Income	12.8	28.3	(55)
Comprehensive income	34.6	17.4	99
Total assets	3,556.9	3,562.8	—
Stockholders' equity	1,075.7	1,018.9	6
Stockholders' equity including the Deferred Gain(2)	1,168.1	1,116.1	5
Adjusted stockholders' equity(2)	1,228.8	1,213.0	1
Annualized adjusted return on stockholders' equity(3)	6.9%	5.7%	21%
Amounts per share:
Cash dividends declared per share	$0.30	$0.28	7%
Earnings per diluted share(4)	0.52	1.11	(53)
Earnings per diluted share excluding LPT(4)	0.46	1.03	(55)
Adjusted earnings per diluted share(4)	0.87	0.67	30
Book value per share(2)	44.43	40.20	11
Book value per share including the Deferred Gain(2)	48.25	44.04	10
Adjusted book value per share(2)	50.75	47.86	6
Combined ratio excluding LPT:(5):
Loss and loss adjustment expense ratio:
Current Year	66.1%	64.2%
Prior Year	0.7	(0.1)
Loss and loss adjustment expense ratio	66.8%	64.1%
Commission expense ratio	12.6%	13.6%
Underwriting expense ratio	23.4%	25.0%
Combined ratio excluding LPT	102.8%	102.7%

(1) See Page 3 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 4 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 9 for description and calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(5) See Pages 5 for details and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	March 31, 2025	December 31, 2024
ASSETS
Investments, cash and cash equivalents	$2,537.6	$2,532.4
Accrued investment income	14.6	15.7
Premiums receivable, net	377.0	361.3
Reinsurance recoverable, net of allowance, on paid and unpaid losses and LAE	412.9	417.8
Deferred policy acquisition costs	63.8	59.6
Deferred income tax asset, net	35.0	38.3
Other assets	116.0	116.2
Total assets	$3,556.9	$3,541.3

LIABILITIES
Unpaid losses and LAE	$1,792.6	$1,808.2
Unearned premiums	428.0	402.2
Commissions and premium taxes payable	60.3	65.8
Deferred Gain	92.4	94.0
Other liabilities	107.9	102.4
Total liabilities	$2,481.2	$2,472.6

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$424.7	$424.8
Retained earnings	1,478.5	1,472.9
Accumulated other comprehensive loss	(60.7)	(82.5)
Treasury stock, at cost	(766.8)	(746.5)
Total stockholders’ equity	1,075.7	1,068.7
Total liabilities and stockholders’ equity	$3,556.9	$3,541.3

Stockholders' equity including the Deferred Gain (1)	$1,168.1	$1,162.7
Adjusted stockholders' equity (1)	1,228.8	1,245.2
Book value per share (1)	$44.43	$43.52
Book value per share including the Deferred Gain(1)	48.25	47.35
Adjusted book value per share (1)	50.75	50.71

(1) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended
	March 31,
	2025	2024
Revenues:
Net premiums earned	$183.0	$184.9
Net investment income	32.1	26.8
Net realized and unrealized (losses) gains on investments(1)	(12.8)	11.4
Other income	0.3	—
Total revenues	202.6	223.1
Expenses:
Losses and LAE incurred	(120.7)	(116.5)
Commission expense	(23.0)	(25.1)
Underwriting expenses	(42.9)	(46.2)
Interest and financing expenses	(0.1)	—
Total expenses	(186.7)	(187.8)
Net income before income taxes	15.9	35.3
Income tax expense	(3.1)	(7.0)
Net Income	12.8	28.3
Unrealized AFS investment gains (losses) arising during the period, net of tax(2)	21.1	(11.6)
Reclassification adjustment for net realized AFS investment losses in net income, net of tax(2)	0.7	0.7
Total comprehensive income	$34.6	$17.4
Net Income	$12.8	$28.3
Amortization of the Deferred Gain - losses	(1.6)	(1.5)
Amortization of the Deferred Gain - contingent commission	—	(0.4)
LPT contingent commission adjustments	—	(0.2)
Net income excluding LPT Agreement (3)	11.2	26.2
Net realized and unrealized losses (gains) on investments	12.8	(11.4)
Income tax (benefit) expense related to items excluded from Net income	(2.7)	2.4
Adjusted net income	$21.3	$17.2

(1) Includes unrealized (losses) gains on equity securities and other investments of $(11.7) million and $12.7 million for the three months ended March 31, 2025 and 2024, respectively.
(2) AFS = Available for Sale securities.
(3) See Page 10 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended
		March 31,
		2025	2024

Net income	A	$12.8	$28.3
Impact of the LPT Agreement		(1.6)	(2.1)
Net realized and unrealized losses (gains) on investments		12.8	(11.4)
Income tax (benefit) expense related to items excluded from Net income		(2.7)	2.4
Adjusted net income (1)	B	21.3	17.2

Stockholders' equity - end of period		$1,075.7	$1,018.9
Stockholders' equity - beginning of period		1,068.7	1,013.9
Average stockholders' equity	C	1,072.2	1,016.4

Stockholders' equity - end of period		$1,075.7	$1,018.9
Deferred Gain - end of period		92.4	97.2
Accumulated other comprehensive loss - end of period		76.8	122.6
Income taxes related to accumulated other comprehensive loss - end of period		(16.1)	(25.7)
Adjusted stockholders' equity - end of period		1,228.8	1,213.0
Adjusted stockholders' equity - beginning of period		1,245.2	1,199.1
Average adjusted stockholders' equity (1)	D	1,237.0	1,206.1

Return on stockholders' equity	A / C	1.2%	2.8%
Annualized return on stockholders' equity		4.8	11.1

Adjusted return on stockholders' equity (1)	B / D	1.7%	1.4%
Annualized adjusted return on stockholders' equity (1)		6.9	5.7

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Combined Ratios (unaudited)
$ in millions, except per share amounts

		Three Months Ended
		March 31,
		2025	2024

Net premiums earned	A	$183.0	$184.9
Losses and LAE incurred	B	120.7	116.5
Amortization of deferred reinsurance gain - losses		1.6	1.5
Amortization of deferred reinsurance gain - contingent commission		—	0.4
LPT contingent commission adjustments		—	0.2
Losses and LAE excluding LPT(1)	C	122.3	118.6
Prior year loss reserve development		1.3	(0.1)
Losses and LAE excluding LPT - current accident year	D	$121.0	$118.7
Commission expense	E	$23.0	$25.1
Underwriting expenses	F	$42.9	$46.2
GAAP combined ratio:
Loss and LAE ratio	B/A	66.0%	63.0%
Commission expense ratio	E/A	12.6	13.6
Underwriting expense ratio	F/A	23.4	25.0
GAAP combined ratio		102.0%	101.6%
Combined ratio excluding LPT:(1)
Loss and LAE ratio excluding LPT	C/A	66.8%	64.1%
Commission expense ratio	E/A	12.6	13.6
Underwriting expense ratio	F/A	23.4	25.0
Combined ratio excluding LPT		102.8%	102.7%
Combined ratio excluding LPT: current accident year:(1)
Loss and LAE ratio excluding LPT	D/A	66.1%	64.2%
Commission expense ratio	E/A	12.6	13.6
Underwriting expense ratio	F/A	23.4	25.0
Combined ratio excluding LPT: current accident year		102.1%	102.8%

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended
	March 31,
	2025	2024

Unpaid losses and LAE at beginning of period	$1,808.2	$1,884.5
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	412.4	428.4
Net unpaid losses and LAE at beginning of period	1,395.8	1,456.1
Losses and LAE incurred:
Current year losses	121.0	118.7
Prior year losses	1.3	(0.1)
Total losses incurred	122.3	118.6
Losses and LAE paid:
Current year losses	8.0	6.8
Prior year losses	124.6	117.4
Total paid losses	132.6	124.2
Net unpaid losses and LAE at end of period	1,385.5	1,450.5
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	407.1	424.0
Unpaid losses and LAE at end of period	$1,792.6	$1,874.5
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain and LPT contingent commission adjustments, which totaled $1.6 million and $2.1 million for the three months ended March 31, 2025 and 2024, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	March 31, 2025				December 31, 2024
Investment Positions:	Cost or Amortized Cost (1)	Net Unrealized Gain (Loss)	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,165.7	$(76.9)	$2,087.4	82%	$2,097.4	83%
Equity securities	151.4	102.7	254.2	10	259.8	10
Short-term investments	—	—	—	—	0.1	—
Other invested assets	85.0	10.4	95.4	4	106.6	4
Cash and cash equivalents	100.4	—	100.4	4	68.3	3
Restricted cash and cash equivalents	0.2	—	0.2	—	0.2	—
Total investments and cash	$2,502.7	$36.2	$2,537.6	100%	$2,532.4	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and agencies	$68.0	$(0.9)	$67.1	3%	$59.3	3%
States and municipalities	161.3	(1.6)	159.7	8	159.3	8
Corporate securities	821.8	(33.6)	788.0	38	803.0	38
Mortgage-backed securities	727.1	(36.8)	689.9	33	684.9	33
Asset-backed securities	212.3	—	212.3	10	214.0	10
Collateralized loan obligations	26.4	(0.2)	26.2	1	35.3	2
Bank loans and other	148.8	(3.8)	144.2	7	141.6	7
Total fixed maturity securities	$2,165.7	$(76.9)	$2,087.4	100%	$2,097.4	100%

Weighted average book yield	4.5%	4.5%
Average credit quality (S&P)	A+	A+
Duration	4.3	4.5
(1) Amortized cost excludes allowance for current expected credit losses of $1.4 million.

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		March 31, 2025	December 31, 2024	March 31, 2024	December 31, 2023
Numerators:
Stockholders' equity	A	$1,075.7	$1,068.7	$1,018.9	$1,013.9
Plus: Deferred Gain		92.4	94.0	97.2	99.2
Stockholders' equity including the Deferred Gain (1)	B	1,168.1	1,162.7	1,116.1	1,113.1
Accumulated other comprehensive loss		76.8	104.5	122.6	108.9
Income taxes related to accumulated other comprehensive loss		(16.1)	(22.0)	(25.7)	(22.9)
Adjusted stockholders' equity (1)	C	$1,228.8	$1,245.2	$1,213.0	$1,199.1

Denominator (shares outstanding)	D	24,210,602	24,556,706	25,343,504	25,369,753

Book value per share (1)	A / D	$44.43	$43.52	$40.20	$39.96
Book value per share including the Deferred Gain(1)	B / D	48.25	47.35	44.04	43.88
Adjusted book value per share (1)	C / D	50.75	50.71	47.86	47.26

Year-over-year change in: (2)
Book value per share		13.5%	11.9%	14.5%	18.1%
Book value per share including the Deferred Gain		12.3	10.6	13.1	16.3
Adjusted book value per share		8.5	9.8	10.8	10.5

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the twelve month change in book value per share after taking into account dividends declared of $1.20, $1.18, $1.12 and $1.10 for the twelve month periods ended March 31, 2025, December 31, 2024, March 31, 2024 and December 31, 2023, respectively.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended
		March 31,
		2025	2024
Numerators:
Net income	A	$12.8	$28.3
Impact of the LPT Agreement		(1.6)	(2.1)
Net income excluding LPT (1)	B	11.2	26.2
Net realized and unrealized losses (gains) on investments		12.8	(11.4)
Income tax (benefit) expense related to items excluded from Net income		(2.7)	2.4
Adjusted net income (1)	C	$21.3	$17.2

Denominators:
Average common shares outstanding (basic)	D	24,398,610	25,345,942
Average common shares outstanding (diluted)	E	24,606,572	25,535,971

Earnings per share:
Basic	A / D	$0.52	$1.12
Diluted	A / E	0.52	1.11

Earnings per share excluding LPT: (1)
Basic	B / D	$0.46	$1.03
Diluted	B / E	0.46	1.03

Adjusted earnings per share: (1)
Basic	C / D	$0.87	$0.68
Diluted	C / E	0.87	0.67

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that no longer provides any ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to the contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which was amortized through June 30, 2024, the date of its final determination. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 3 for calculations) is net income excluding the effects of the LPT Agreement, and net realized and unrealized gains and losses on investments (net of tax), and any miscellaneous non-recurring transactions (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 8 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 8 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 4 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 8 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income excluding LPT (see Page 3 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.